Amounts Due Under Credit Facilities (Tables)	12 Months Ended
Dec. 31, 2011
Amounts Due Under Credit Facilities [Abstract]
Schedule Of Amounts Due Under Credit Facilities

	December 31,
	2011	2010
Current
Non-revolving bank loans (a)	$5,719	$14,615
Two-year extendible loan facility (b)	39,165	—

	$44,884	$14,615

Non-Current
Two-year extendible loan facility (b)	$—	$40,080

(a)	In October 2007, Ivanhoe Mines obtained non-revolving bank loans which are due on demand and secured against certain securities and other investments.

(b)

In April 2009, Ivanhoe Mines obtained a non-revolving, two-year extendible loan facility. Upon the loan facility's original maturity in October 2010, Ivanhoe Mines elected to utilize the first one-year extension. Ivanhoe Mines has elected to utilize the second one-year extension available to it under the loan facility, extending the loan's maturity to October 2012. The loan facility is secured against certain securities and other investments.